UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Asset Management Income Fund, Inc. One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to June 30, 2013

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
One Madison Avenue
New York, NY 10010

Directors

Steven Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

John Popp

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Joanne Doldo

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Rocco DelGuercio

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
One Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Credit Suisse Asset Management
Income Fund, Inc.

SEMIANNUAL REPORT
June 30, 2013
(unaudited)

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser's Report

June 30, 2013 (unaudited)

July 29, 2013

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. for the six month period ended June 30, 2013.

Performance Summary

01/01/13 – 06/30/13

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	3.53%
Total Return (based on market value)[1]	-1.61%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	1.50%

Market Review: A modestly positive period for high yield bonds

The semiannual period ended June 30, 2013 was modestly positive for high yield bonds, with the BofA Merrill Lynch High Yield Master II Constrained Index, the Fund's benchmark, registering a return of 1.50%. The Index saw positive returns in first four months of the year before entering a sell-off period in May and June, driven by outflows from high yield retail funds. Additionally, high yield spreads tightened by just one basis point versus Treasuries to end the period at +525 basis points, while yield for the High Yield market finished at 6.64%.

By credit quality, CCC-rated and CC-rated securities outperformed the Index, returning 5.43% and 9.53% for the period, respectively. Conversely, BB- and B-rated securities underperformed the Index with respective returns of 0.06% and 1.49%. Food & drug retail, insurance and broadcasting were the Index's best performers for the period, while cable TV, hotels and metals/mining were the lowest performers.

According to JP Morgan, the high yield default rate decreased in the first half, finishing the period at 1.09%, well below its historical average of 4.2%. Additionally, the percentage of U.S. high yield securities that are "distressed," defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell to 7% in June (compared to 9.9% in December 2012).

JP Morgan reported that new issue volume for the six month period was $219.7 billion, compared with $161.7 billion for the first half of 2012. The first quarter new issue volume of $121.1 billion set new records, while the second quarter volume of $98.6 billion marked the first sub $100 billion quarter since 2Q of 2012. High-yield mutual funds saw outflows in three of the last six months and reported a total outflow of approximately $10.1 billion during the period, as reported by Lipper FMI.

Strategic Review and Outlook: Looking for pockets of opportunities

For the six month period ended June 30, 2013, the Fund outperformed its benchmark on an NAV basis, but underperformed on a market price basis. An allocation to CLOs and security selection in the energy exploration, metals/mining and building & construction sectors contributed positively to relative returns. Conversely, positions in electric generation detracted from returns.

As markets have become more volatile in the past two months, with increased rhetoric concerning the Fed's tapering of the quantitative easing program, we are maintaining our portfolio exposures and will continue to emphasize B-rated bonds that exhibit the most compelling risk-return profiles. Though we continue to focus on shorter duration bonds, recent weakness has improved some valuations and, subsequently, we have selectively added bonds with 8-10 year maturities. Additionally, we are maintaining an underweight to the most levered and aggressive CC-rated components of the Index, as they typically exhibit the most volatility and we do not believe current valuations adequately compensate investors on a relative basis. Lastly, we continue to focus on lower beta securities whose valuations are not as exposed to market fluctuations.

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser's Report (continued)

June 30, 2013 (unaudited)

Fundamentals have remained strong thus far in 2013, as balance sheet management remains a focus for high yield issuers. In turn, this has supported continued below-average default rates (which are expected to remain below average in 2013). High yield fund flows have been negative in recent weeks and we expect them to remain mixed versus the record pace of 2012. Additionally, while we remain cautious given headline risk and Fed policy uncertainty, with high yield credit spreads widening in June, valuations have become more compelling, leading us to recognize that there are more pockets of opportunities within the asset class.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of June 30, 2013; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.16 per share.

2  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the Index. An index does not have transaction costs; investors cannot invest directly in an index.

*  Thomas J.Flannery, Managing Director, is the Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC ("Credit Suisse") in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**  John Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is a Member of the Board of Directors of Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Semiannual Investment Adviser's Report (continued)

June 30, 2013 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of June 30, 2013)

S&P Ratings
BBB	3.6%
BB	22.4
B	56.2
CCC	10.6
D	0.3
NR	5.3
Subtotal	98.4
Equity and Other	0.2
Short-Term Investments[1]	1.4
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at June 30, 2013.

Average Annual Returns

June 30, 2013 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.21%	11.48%	10.92%	8.92%
Market Value	5.52%	12.31%	13.76%	8.26%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 0.75%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (81.4%)
Aerospace & Defense (1.3%)
$650	AAR Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/17@ 103.63) ‡	(BB, Ba3)	01/15/22	7.250	$700,375
1,750	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15@ 104.88)	(B-, B3)	07/15/18	9.750	1,920,625
					2,621,000
Airlines (0.4%)
500	Continental Airlines 2012-3 Class C Pass Thru Certificates	(B+, B1)	04/29/18	6.125	505,000
200	United Continental Holdings, Inc., Company Guaranteed Notes	(B, B2)	06/01/18	6.375	197,500
					702,500
Auto Parts & Equipment (4.7%)
500	IDQ Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/14@ 108.63) ‡	(B, B3)	04/01/17	11.500	550,000
363	Lear Corp., Company Guaranteed Notes (Callable 03/15/15@ 104.06)	(BB, Ba2)	03/15/20	8.125	399,300
1,080	Mark IV USA SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13@ 106.66) ‡€	(BB-, Ba3)	12/15/17	8.875	1,488,067
675	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14@ 105.31)	(B-, B3)	03/15/18	10.625	734,063
500	Meritor, Inc., Company Guaranteed Notes (Callable 06/15/16@ 105.06) §	(B-, B3)	06/15/21	6.750	480,000
550	Schaeffler Finance BV, Rule 144A, Senior Secured Notes ‡	(B+, Ba3)	02/15/17	7.750	610,500
1,000	Schaeffler Finance BV, Rule 144A, Senior Secured Notes (Callable 02/15/15@ 106.38) ‡	(B+, Ba3)	02/15/19	8.500	1,120,000
1,575	Stoneridge, Inc., Rule 144A, Secured Notes (Callable 10/15/14@ 104.75) ‡	(BB-, B2)	10/15/17	9.500	1,693,125
1,000	Tomkins, Inc., Global Secured Notes (Callable 10/01/14@ 104.50)	(BB-, B1)	10/01/18	9.000	1,095,000
1,000	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15@ 104.31)	(CCC+, B3)	02/15/19	8.625	1,025,000
					9,195,055
Building & Construction (0.6%)
500	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, B3)	11/01/21	2.000	342,500
750	RSI Home Products, Inc., Rule 144A, Secured Notes (Callable 03/01/15@ 105.16) ‡	(B+, B1)	03/01/18	6.875	770,625
					1,113,125
Building Materials (2.2%)
1,525	Euramax International, Inc., Global Senior Secured Notes (Callable 04/01/14@ 107.13)	(B-, Caa2)	04/01/16	9.500	1,467,813
1,850	Headwaters, Inc., Global Secured Notes (Callable 04/01/15@ 103.81)	(B+, B2)	04/01/19	7.625	1,942,500
900	International Wire Group Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/15@ 104.25) ‡	(B, B3)	10/15/17	8.500	918,000
					4,328,313
Chemicals (3.7%)
1,000	GrafTech International Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/15/16@ 103.19) ‡§	(BB+, Ba2)	11/15/20	6.375	1,012,500
500	INEOS Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/01/15@ 105.63) ‡	(BB-, B1)	05/01/20	7.500	533,750
350	INEOS Group Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 05/15/15@ 103.25) ‡	(B-, Caa1)	08/15/18	6.125	335,125
600	JM Huber Corp., Rule 144A, Senior Notes (Callable 11/01/15@ 104.94) ‡	(BB, Ba3)	11/01/19	9.875	675,000
1,814	OXEA Finance & Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13@ 107.13) ‡	(B+, B3)	07/15/17	9.500	1,951,954
1,416	Reichhold Industries, Inc. PIK, Rule 144A, Senior Secured Notes ‡	(CCC+, NR)	05/08/17	11.000	1,090,485
1,000	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15@ 107.31) ‡	(B-, Caa1)	03/31/20	9.750	1,118,750
600	US Coatings Acquisition, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/04/16@ 105.53) ‡§	(B-, Caa1)	05/01/21	7.375	614,250
					7,331,814
Consumer Products (2.2%)
895	Alphabet Holding Co., Inc. PIK, Global Senior Unsecured Notes (Callable 11/01/13@ 103.00) §	(B-, Caa1)	11/01/17	7.750	921,850
1,375	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14@ 104.50) §	(B, B3)	10/01/18	9.000	1,502,188
400	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 02/01/16@ 104.06)	(B-, B3)	02/01/20	8.125	439,000
1,025	Prestige Brands, Inc., Global Senior Secured Notes (Callable 04/01/14@ 104.13) §	(BB-, Ba3)	04/01/18	8.250	1,096,750
450	Wells Enterprises, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16@ 105.06) ‡	(B+, B2)	02/01/20	6.750	472,500
					4,432,288

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Consumer/Commercial/Lease Financing (1.3%)
$750	Cabot Financial Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 10/01/15@ 107.78) ‡£	(BB, B1)	10/01/19	10.375	$1,252,700
450	CNG Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/16@ 104.69) ‡	(B, B3)	05/15/20	9.375	434,250
450	Milestone Aviation Group LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15@ 104.31) ‡	(NR, NR)	12/15/17	8.625	469,125
350	PFG Finance Corp., Rule 144A, Senior Notes (Callable 02/15/15@ 105.06) ‡	(B+, Ba3)	02/15/19	10.125	388,500
					2,544,575
Discount Stores (0.7%)
1,300	99 Cents Only Stores, Global Company Guaranteed Notes (Callable 12/15/14@ 108.25)	(CCC+, Caa1)	12/15/19	11.000	1,475,500
Diversified Capital Goods (1.1%)
600	AM Castle & Co., Global Secured Notes (Callable 12/15/14@ 106.38)	(B, B3)	12/15/16	12.750	693,000
1,000	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17@ 102.75) ‡	(B+, Ba2)	09/01/22	5.500	987,500
4	FCC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/13@ 105.00) ‡^	(CCC+, Caa3)	12/15/15	13.000	3,587
509	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15@ 104.38)	(NR, B2)	09/01/20	8.750	557,355
					2,241,442
Electric - Generation (0.2%)
2,200	TCEH Finance, Inc., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/13@ 100.00)	(D, C)	11/01/15	10.250	220,000
1,275	TCEH Finance, Inc., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/13@ 100.00)	(D, C)	11/01/15	10.250	127,500
					347,500
Electronics (0.4%)
500	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15@ 104.00)	(CCC+, B3)	02/15/18	8.000	517,500
260	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14@ 105.06) ‡§	(B, B1)	03/15/18	10.125	282,750
					800,250
Energy - Exploration & Production (9.0%)
325	Bonanza Creek Energy, Inc., Global Senior Unsecured Notes (Callable 04/15/17@ 103.38)	(B-, B3)	04/15/21	6.750	325,000
1,250	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13@ 104.19) §	(B-, B3)	10/15/17	8.375	1,306,250
600	Energy XXI Gulf Coast, Inc., Global Company Guaranteed Notes (Callable 12/15/14@ 104.63)	(B+, B3)	12/15/17	9.250	661,500
1,400	EP Energy Finance, Inc., Global Senior Unsecured Notes (Callable 05/01/16@ 104.69)	(B, B2)	05/01/20	9.375	1,589,000
1,725	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15@ 104.13)	(B-, Caa1)	02/15/18	8.250	1,785,375
350	Everest Acquisition Finance, Inc., Global Senior Secured Notes (Callable 05/01/15@ 103.44)	(B+, Ba3)	05/01/19	6.875	376,250
610	Halcon Resources Corp., Global Company Guaranteed Notes (Callable 07/15/16@ 104.88)	(CCC+, Caa1)	07/15/20	9.750	611,525
725	Linn Energy Finance Corp., Global Company Guaranteed Notes (Callable 09/15/15@ 103.88)	(B, B2)	02/01/21	7.750	730,437
2,100	McMoRan Exploration Co., Company Guaranteed Notes (Callable 11/15/13@ 100.00)	(BBB, Baa3)	11/15/14	11.875	2,184,225
550	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15@ 103.63) §	(B, B3)	02/01/19	7.250	576,125
1,050	PDC Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/17@ 103.88) ‡	(B-, B3)	10/15/22	7.750	1,089,375
950	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/15/15@ 103.50) ‡	(B, B3)	05/15/18	7.000	933,375
1,000	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15@ 104.31) ‡§	(B, B1)	11/01/18	8.625	1,045,000
1,500	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16@ 104.88) ‡	(B-, B3)	11/15/19	9.750	1,526,250
700	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14@ 104.31) §	(B-, B3)	02/01/17	8.625	733,250
525	Swift Energy Co., Company Guaranteed Notes (Callable 06/01/14@ 101.19)	(B+, B3)	06/01/17	7.125	517,125
500	Swift Energy Co., Global Company Guaranteed Notes (Callable 03/01/17@ 103.94)	(B+, B3)	03/01/22	7.875	500,000
1,124	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15@ 104.25)	(B, B3)	06/15/19	8.500	1,166,150
					17,656,212
Environmental (1.1%)
1,000	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14@ 105.38) §	(B, Caa3)	08/15/18	10.750	1,082,500
1,000	Nuverra Environmental Solutions, Inc., Global Company Guaranteed Notes (Callable 04/15/15@ 104.94) §	(B, B3)	04/15/18	9.875	1,055,000
					2,137,500
Forestry & Paper (0.2%)
1,000	Stone & Webster, Inc.*	(NR, NR)	07/01/13	0.000	2,700
850	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15@ 104.38) §	(CCC, Caa2)	02/01/19	8.750	380,375
					383,075

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Gaming (3.1%)
$925	Affinity Gaming Finance Corp., Global Company Guaranteed Notes (Callable 05/15/15@ 104.50)	(B, B3)	05/15/18	9.000	$959,687
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes ‡ø	(NR, NR)	12/15/14	9.375	249,938
605	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/13@ 101.21) ‡	(B, Caa1)	11/15/19	7.250	589,875
898	Chukchansi Economic Development Authority, Rule 144A, Secured Notes (Callable 05/30/16@ 104.88) ‡ø	(NR, Ca)	05/30/20	9.750	444,325
375	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Senior Secured Notes ‡ø	(NR, NR)	06/15/15	10.250	703
1,300	Greektown Superholdings, Inc., Series B, Global Secured Notes (Callable 01/01/14@ 103.50)	(NR, NR)	07/01/15	13.000	1,384,500
241	Majestic Star Casino LLC PIK, Rule 144A, Secured Notes ‡§	(NR, NR)	12/01/16	12.500	231,430
1,600	Seminole Hard Rock International LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/16@ 104.41) ‡	(BB-, B2)	05/15/21	5.875	1,555,000
435	Tropicana Finance Corp., Global Company Guaranteed Notes ø^	(NR, NR)	12/15/14	9.625	44
775	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/13@ 100.00) ‡	(B+, B3)	11/15/15	9.000	689,750
					6,105,252
Gas Distribution (1.7%)
1,250	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	1,371,875
1,300	Genesis Energy LP, Global Company Guaranteed Notes (Callable 12/15/14@ 103.94)	(B, B1)	12/15/18	7.875	1,397,500
500	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16@ 103.25)	(BB-, B1)	03/01/20	6.500	506,250
					3,275,625
Health Facilities (1.1%)
277	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/13@ 100.00)	(B, Caa1)	11/01/15	9.875	286,003
600	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16@ 103.44)	(BB, Ba1)	05/01/21	6.875	639,000
1,175	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14@ 104.00)	(B, B2)	06/15/16	8.000	1,227,875
					2,152,878
Health Services (1.6%)
350	Capsugel FinanceCo SCA, Rule 144A, Company Guaranteed Notes (Callable 08/01/14@ 107.41) ‡€	(B, B3)	08/01/19	9.875	505,446
400	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14@ 105.00) ‡	(CCC, Caa2)	08/15/18	11.000	336,000
300	Medi-Partenaires SAS, Rule 144A, Senior Secured Notes (Callable 05/15/16@ 105.25) ‡€	(B, B3)	05/15/20	7.000	374,357
550	Service Corp. International, Senior Unsecured Notes	(BB-, B1)	11/15/21	8.000	632,500
1,250	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14@ 106.00) ‡	(B, B2)	03/15/18	8.000	1,356,250
					3,204,553
Insurance Brokerage (1.6%)
1,100	A-S Merger Sub LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15@ 103.94) ‡§	(CCC, Caa2)	12/15/20	7.875	1,111,000
1,500	Hub International Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/14@ 104.06) ‡	(CCC+, Caa2)	10/15/18	8.125	1,567,500
300	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/14@ 101.00) ‡£#	(NR, B1)	02/15/18	6.006	447,748
					3,126,248
Investments & Misc. Financial Services (0.7%)
1,450	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16@ 105.53) ‡	(B+, B1)	04/01/20	7.375	1,413,750
Leisure (1.1%)
1,000	Magnum Management Corp., Global Company Guaranteed Notes (Callable 08/01/14@ 104.56)	(B, B1)	08/01/18	9.125	1,095,000
1,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14@ 104.44) ‡	(B-, B2)	04/15/17	8.875	1,035,000
					2,130,000
Media - Broadcast (0.9%)
1,725	Mission Broadcasting, Inc., Global Secured Notes (Callable 04/15/14@ 104.44)	(B-, B3)	04/15/17	8.875	1,854,375
Media - Cable (2.9%)
150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	162,000
600	Cablevision Systems Corp., Senior Unsecured Notes §	(B+, B1)	04/15/20	8.000	657,000
1,450	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15@ 104.06)	(BB-, B1)	04/30/20	8.125	1,591,375
1,050	CSC Holdings LLC, Global Senior Unsecured Notes	(BB+, Ba3)	02/15/19	8.625	1,218,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Cable
$500	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16@ 104.56) ‡	(B-, Caa1)	04/01/20	9.125	$542,500
1,200	Lynx II Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/18@ 103.19) ‡§	(B, B2)	04/15/23	6.375	1,215,000
350	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 03/15/15@ 103.75) ‡	(B+, Ba3)	03/15/19	7.500	370,125
					5,756,000
Media - Diversified (1.3%)
1,500	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16@ 103.63) ‡	(BB-, Ba3)	02/01/20	7.250	1,582,500
450	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16@ 103.94)	(B, B2)	07/15/21	7.875	490,500
421	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/14@ 100.00)	(B+, B2)	03/15/16	7.750	428,894
					2,501,894
Media - Services (0.8%)
1,500	Clear Channel Worldwide Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/17@ 103.25) ‡	(B, B1)	11/15/22	6.500	1,550,375
Medical Products (0.7%)
1,250	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15@ 103.88)	(B, B1)	02/01/19	7.750	1,306,250
Metals & Mining - Excluding Steel (6.8%)
1,350	Boart Longyear Management Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16@ 103.50) ‡	(BB-, Ba2)	04/01/21	7.000	1,279,125
1,600	Calcipar SA, Rule 144A, Senior Secured Notes (Callable 05/01/15@ 103.44) ‡§	(BB, Ba3)	05/01/18	6.875	1,648,000
1,150	Eldorado Gold Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/16@ 103.06) ‡§	(BB, Ba3)	12/15/20	6.125	1,115,500
400	FMG Resources August 2006 Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/01/15@ 104.13) ‡§	(B+, B1)	11/01/19	8.250	414,000
1,100	Global Brass & Copper, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/16@ 104.75) ‡	(B, B3)	06/01/19	9.500	1,182,500
1,000	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 06/01/16@ 104.13)	(BB-, Ba3)	06/01/20	8.250	1,112,500
1,000	Molycorp, Inc., Global Senior Secured Notes (Callable 06/01/16@ 105.00) §	(CCC+, B3)	06/01/20	10.000	975,000
1,500	Noranda Aluminum Acquisition Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/16@ 105.50) ‡	(CCC+, Caa1)	06/01/19	11.000	1,432,500
175	Old AII, Inc., Global Company Guaranteed Notes ø^	(NR, NR)	12/15/14	9.000	18
675	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/13@ 101.67) ø^	(NR, NR)	12/15/16	10.000	68
1,841	Quadra FNX Mining Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15@ 103.88) ‡§	(BB-, B1)	06/15/19	7.750	1,877,820
1,450	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15@ 103.88)	(B, B3)	04/15/19	7.750	1,439,125
1,500	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15@ 104.63) ‡§	(NR, NR)	05/15/19	9.250	1,035,000
					13,511,156
Oil Field Equipment & Services (4.1%)
1,650	Edgen Murray Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15@ 106.56) ‡	(B+, Caa1)	11/01/20	8.750	1,650,000
721	FTS International Bonds, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14@ 103.56) ‡	(B+, Ba3)	11/15/18	8.125	751,642
420	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/14@ 100.00) ‡	(B, B3)	01/15/16	9.500	431,865
1,750	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14@ 104.56)	(B+, B1)	04/01/18	9.125	1,859,375
650	Permian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/15@ 107.88) ‡	(B-, B3)	01/15/18	10.500	633,750
1,620	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/14@ 104.94)	(B+, B2)	03/15/18	9.875	1,745,550
1,000	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15@ 103.94) ‡	(BB-, B1)	01/15/19	7.875	1,055,000
					8,127,182
Oil Refining & Marketing (1.9%)
1,750	Coffeyville Finance, Inc., Rule 144A, Secured Notes (Callable 11/01/17@ 103.25) ‡	(B+, B2)	11/01/22	6.500	1,723,750
600	Northern Tier Finance Corp., Rule 144A, Senior Secured Notes (Callable 11/15/15@ 105.34) ‡	(BB-, B1)	11/15/20	7.125	609,000
1,350	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16@ 104.13)	(BB+, Ba3)	02/15/20	8.250	1,420,875
					3,753,625

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Packaging (1.9%)
$500	Ardagh MP Holdings USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16@ 103.50) ‡§	(CCC+, B3)	11/15/20	7.000	$483,125
300	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15@ 104.63) ‡€	(CCC+, B3)	10/15/20	9.250	410,427
1,000	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14@ 105.00)	(CCC+, Caa1)	06/15/18	10.000	1,100,000
850	Clondalkin Acquisition BV, Rule 144A, Secured Notes ‡#	(B-, B2)	12/15/13	2.273	847,875
350	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 10/15/14@ 104.50) §	(CCC+, Caa2)	04/15/19	9.000	363,125
300	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 10/15/14@ 103.56)	(B+, B1)	04/15/19	7.125	318,375
250	Sealed Air Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/16@ 104.19) ‡	(BB-, B1)	09/15/21	8.375	283,750
					3,806,677
Pharmaceuticals (0.6%)
1,125	Warner Chilcott Finance LLC, Global Company Guaranteed Notes (Callable 09/15/14@ 103.88)	(BB, B3)	09/15/18	7.750	1,220,625
Printing & Publishing (0.1%)
683	The Reader's Digest Association, Inc., Global Senior Secured Notes (Callable 02/15/14@ 103.00) ø	(NR, NR)	02/15/17	0.000	280,030
Real Estate Investment Trusts (1.5%)
1,000	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/15@ 105.81) ‡	(B, B1)	02/15/18	7.750	1,010,000
1,850	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15@ 103.63) §	(B, Ba3)	04/15/19	7.250	1,854,625
					2,864,625
Restaurants (0.1%)
128	CKE Restaurants, Inc., Global Secured Notes (Callable 07/15/14@ 105.69)	(B-, B2)	07/15/18	11.375	132,641
Software/Services (5.3%)
1,850	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15@ 104.31)	(CCC+, Caa1)	05/01/19	8.625	1,905,500
1,125	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15@ 103.69) ‡	(B+, B1)	06/15/19	7.375	1,161,563
650	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15@ 105.06) ‡	(B+, B1)	11/01/20	6.750	664,625
400	Infor US, Inc., Global Company Guaranteed Notes (Callable 04/01/15@ 107.03)	(B-, Caa1)	04/01/19	9.375	435,500
625	Infor US, Inc., Global Company Guaranteed Notes (Callable 04/01/15@ 107.50) €	(B-, Caa1)	04/01/19	10.000	883,491
1,523	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14@ 104.00)	(B-, B3)	11/15/18	8.000	1,621,995
1,003	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/14@ 100.00)	(CCC+, Caa1)	03/15/16	10.375	992,970
400	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14@ 105.56)	(CCC+, Caa1)	06/01/18	11.125	440,500
600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13@ 105.53)	(B, Caa1)	11/15/18	7.375	636,000
1,598	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15@ 104.56)	(B-, Caa1)	01/15/19	9.125	1,713,855
					10,455,999
Specialty Retail (2.2%)
1,350	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14@ 105.34)	(B, B3)	05/15/19	7.125	1,417,500
1,000	Claire's Stores, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/15@ 106.75) ‡§	(B-, B2)	03/15/19	9.000	1,105,000
750	Ontex IV SA, Rule 144A, Senior Secured Notes (Callable 04/15/14@ 103.25) ‡€	(B, B1)	04/15/18	7.500	1,007,546
750	Tempur-Pedic International, Inc., Rule 144A, Global Company Guaranteed Notes (Callable 12/15/16@ 103.44) ‡	(B+, B3)	12/15/20	6.875	795,000
					4,325,046
Steel Producers/Products (0.8%)
550	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14@ 106.19) ‡§	(B-, B3)	03/15/18	8.250	540,375
1,000	Tempel Steel Co., Rule 144A, Senior Secured Notes (Callable 02/15/14@ 109.00) ‡	(B-, Caa1)	08/15/16	12.000	955,000
					1,495,375
Support-Services (3.5%)
500	BC Mountain Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/16@ 105.25) ‡	(B-, B3)	02/01/21	7.000	511,250
1,100	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16@ 103.63)	(B+, Ba3)	06/01/21	7.250	1,177,000
500	Emdeon, Inc., Global Company Guaranteed Notes (Callable 12/31/15@ 105.50)	(CCC+, Caa1)	12/31/19	11.000	566,250
775	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14@ 104.88) ‡	(B, B2)	03/15/17	9.750	827,312
459	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17@ 103.50)	(B+, B3)	09/01/22	7.000	480,802
650	NES Rentals Holdings, Inc., Rule 144A, Secured Notes (Callable 05/01/15@ 103.94) ‡§	(CCC+, Caa2)	05/01/18	7.875	643,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Support-Services
500	Sabre, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15@ 106.38) ‡	(B, B1)	05/15/19	8.500	$534,375
325	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16@ 103.31)	(B+, B1)	02/15/21	6.625	342,875
475	The Geo Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/18@ 102.56) ‡	(B+, B1)	04/01/23	5.125	454,813
1,200	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 05/15/16@ 103.69)	(B+, B3)	05/15/20	7.375	1,287,000
					6,825,177
Telecom - Integrated/Services (1.8%)
350	Hellas Telecommunications II S.C.A., Rule 144A, Subordinated Notes ‡ø^	(NR, NR)	01/15/15	0.000	—
600	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/15@ 103.63)	(B, B3)	04/01/19	7.250	630,750
750	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/16@ 103.75)	(B, B3)	04/01/21	7.500	791,250
250	Intelsat Luxembourg SA, Rule 144A, Company Guaranteed Notes (Callable 06/01/15@ 103.38) ‡	(CCC+, Caa2)	06/01/18	6.750	253,125
800	Intelsat Luxembourg SA, Rule 144A, Company Guaranteed Notes (Callable 06/01/17@ 103.88) ‡	(CCC+, Caa2)	06/01/21	7.750	811,000
950	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15@ 104.06) §	(B, B1)	01/01/20	8.125	1,035,500
					3,521,625
Telecom - Wireless (0.6%)
400	Telesat LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/14@ 103.00) ‡	(B-, B3)	05/15/17	6.000	409,500
600	Wind Acquisition Finance SA, Rule 144A, Secured Notes (Callable 07/15/13@ 105.88) ‡€	(B, B3)	07/15/17	11.750	735,531
					1,145,031
Telecommunications Equipment (1.4%)
1,200	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15@ 103.50) ‡§	(B, B1)	04/01/19	7.000	1,089,000
1,700	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14@ 104.75) ‡	(BB-, B1)	12/01/16	9.500	1,759,500
					2,848,500
Textiles & Apparel (0.3%)
150	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes ‡€ø	(NR, NR)	11/15/25	9.875	1,920
500	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16@ 104.94) ‡€	(B-, B3)	04/15/19	9.875	597,931
					599,851
Theaters & Entertainment (1.4%)
800	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/01/14@ 104.38)	(B-, B2)	06/01/19	8.750	860,000
857	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15@ 104.88)	(CCC+, Caa1)	12/01/20	9.750	974,838
929	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14@ 104.56) §	(B-, B3)	08/15/18	9.125	1,026,545
					2,861,383
Tobacco (0.3%)
650	Vector Group Ltd., Global Senior Secured Notes (Callable 02/15/16@ 105.81)	(B+, Ba3)	02/15/21	7.750	674,375
Transportation - Excluding Air/Rail (0.2%)
400	Navios Maritime Holdings Finance II U.S., Inc., Global Company Guaranteed Notes (Callable 02/15/15@ 104.06)	(B+, Caa1)	02/15/19	8.125	381,000
TOTAL CORPORATE BONDS (Cost $162,661,045)					160,517,272
ASSET BACKED SECURITIES (9.5%)
Collateralized Debt Obligations (9.5%)
1,000	ALM VI Ltd., Rule 144A ‡#	(B, NR)	06/14/23	6.273	899,323
1,000	Anchorage Capital CLO Ltd., Rule 144A ‡#	(NR, Ba3)	07/13/25	5.076	918,750
750	Apidos CDO, Rule 144A ‡#	(BB, NR)	04/15/25	4.675	674,400
1,000	Carlyle Global Market Strategies CLO 2011-1 Ltd., Rule 144A ‡#	(BB, NR)	08/10/21	5.725	935,750
1,000	Carlyle Global Market Strategies CLO 2012-4 Ltd., Rule 144A ‡	(NR, NR)	01/20/25	0.000	985,000
1,000	CIFC Funding 2011-1A Ltd., Rule 144A ‡#	(BBB, NR)	01/19/23	3.376	933,814
2,000	CIFC Funding 2012-2X Ltd. #	(BB-, NR)	12/05/24	6.273	1,976,348
1,000	ECP CLO Ltd., Rule 144A ‡#	(BB, NR)	01/20/25	4.520	811,065
1,000	Finn Square CLO Ltd., Rule 144A ‡#	(BB, NR)	12/24/23	5.323	900,472

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES
Collateralized Debt Obligations
$1,000	Gale Force 4 CLO Ltd., Rule 144A ‡#	(BBB, Ba1)	08/20/21	3.774	$938,777
1,000	Halcyon Loan Advisors Funding 2012-2 Ltd., Rule 144A ‡#	(BB, NR)	12/20/24	5.672	891,027
1,000	ING Investment Management CLO 2011-1A Ltd., Rule 144A ‡#	(BB, NR)	06/22/21	4.773	879,482
600	ING Investment Management CLO 2013-2A Ltd., Rule 144A ‡#	(B, NR)	04/25/25	5.776	503,615
1,000	JFIN CLO 2013 Ltd., Rule 144A ‡#	(BB, NR)	01/20/25	5.070	858,703
1,000	KVK CLO 2013-1 Ltd., Rule 144A ‡#	(BBB, NR)	04/14/25	4.654	978,700
1,000	Shackleton I CLO Ltd., Rule 144A ‡#	(BBB, NR)	08/14/23	5.025	1,004,960
1,000	Shackleton I CLO Ltd., Rule 144A ‡#	(BB, NR)	08/14/23	6.475	922,638
1,000	Shackleton II CLO Ltd., Rule 144A ‡#	(BB, NR)	10/20/23	5.476	913,744
1,000	Symphony CLO VII Ltd., Rule 144A ‡#	(BBB, NR)	07/28/21	3.476	965,409
1,000	Venture X CLO Ltd., Rule 144A ‡#	(BB, NR)	02/28/24	5.573	897,616
TOTAL ASSET BACKED SECURITIES (Cost $19,100,304)					18,789,593
BANK LOANS (7.1%)
Aerospace & Defense (0.2%)
466	Arinc, Inc. #	(B-, Caa1)	10/25/15	8.250	457,371
Consumer Products (0.8%)
1,500	Ranpak Corp.#	(B-, Caa1)	04/23/20	8.500	1,515,000
Energy - Exploration & Production (0.6%)
1,001	Delek Benelux BV€ #	(NR, NR)	02/08/17	5.253	1,254,355
Gaming (0.5%)
1,000	CKX Entertainment, Inc.#	(B+, B1)	06/21/17	9.000	905,000
Health Services (0.5%)
1,000	Catalent Pharma Solutions, Inc. #	(B, Caa1)	12/31/17	6.500	995,630
Hotels (0.6%)
1,250	Four Seasons Holdings, Inc. #	(B-, Caa1)	12/27/20	5.250	1,265,625
Leisure (0.6%)
253	Technicolor SA #	(B, NR)	03/31/16	9.350	290,776
760	Technicolor SA #	(B, NR)	05/26/17	9.350	872,673
					1,163,449
Machinery (0.6%)
1,250	CPM Acquisition Corp. #	(B, Caa1)	03/01/18	10.250	1,259,375
Media - Diversified (0.5%)
584	Flint Group Holdings Sarl #	(NR, NR)	12/31/16	7.476	518,144
432	Flint Group Holdings Sarl #	(NR, NR)	06/30/18	7.476	412,093
					930,237
Printing & Publishing (0.2%)
1,207	Yell Group PLC #	(D, NR)	07/31/14	3.945	286,883
Software/Services (1.5%)
1,000	Decision Insight Information Group #	(B, B1)	01/04/17	7.000	997,500
980	SafeNet, Inc. #	(B, B3)	04/12/15	6.195	980,200
20	SafeNet, Inc. #	(B-, Caa1)	04/12/15	6.195	19,800
1,000	Wall Street Systems Delaware, Inc. #	(NR, Caa2)	10/25/20	9.250	1,008,750
					3,006,250
Telecom - Integrated/Services (0.5%)
1,000	Sidera Networks, Inc. #	(CCC+, Caa1)	04/12/21	8.000	1,005,000
TOTAL BANK LOANS (Cost $13,745,298)					14,044,175

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Number of Shares		Value
COMMON STOCKS (0.2%)
Automotive (0.0%)
1,219	Safelite Realty Corp.*^	$—
Building & Construction (0.1%)
14,400	Ashton Woods USA LLC, Class B*^	190,368
1,558	William Lyon Homes, Class A*§	39,277
		229,645
Building Materials (0.0%)
372	Dayton Superior Corp.*^	—
Chemicals (0.0%)
4,893	Huntsman Corp.	81,028
Gaming (0.0%)
36,250	Majestic Holdco LLC*	29,453
1,500	Progressive Gaming International Corp.*	1
		29,454
Media - Broadcast (0.1%)
26,986	Cumulus Media, Inc., Class A*§	91,483
TOTAL COMMON STOCKS (Cost $385,712)		431,610
PREFERRED STOCK (0.0%)
Building Materials (0.0%)
413	Dayton Superior Corp. (Cost $156,000)*^	—
WARRANTS (0.0%)
Building Materials (0.0%)
864	Nortek, Inc., strike price $1.00, expires 12/07/14*§	16,416
Printing & Publishing (0.0%)
3,871	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14*^	—
TOTAL WARRANTS (Cost $864)		16,416

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

June 30, 2013 (unaudited)

Number of Shares				Value
SHORT-TERM INVESTMENTS (12.6%)
22,002,296	State Street Navigator Prime Portfolio, 0.18% §§			$22,002,296
Par (000)		Maturity	Rate%
$2,733	State Street Bank and Trust Co. Euro Time Deposit	07/01/13	0.010	2,733,000
TOTAL SHORT-TERM INVESTMENTS (Cost $24,735,296)				24,735,296
TOTAL INVESTMENTS AT VALUE (110.8%) (Cost $220,784,519)				218,534,362
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.8%)				(21,368,365)
NET ASSETS (100.0%)				$197,165,997

INVESTMENT ABBREVIATIONS

NR = Not Rated
PIK = Payment in Kind

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, these securities amounted to a value of $92,781,733 or 47.1% of net assets.

€  This security is denominated in Euro.

£  This security is denominated in British Pound.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

#  Variable rate obligations - The interest rate is the rate as of June 30, 2013.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at June 30, 2013.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $22,002,296 (Cost $220,784,519) (Note 2)	$218,534,362[1]
Cash	845
Foreign currency at value (cost $11,436)	11,396
Dividend and interest receivable	3,436,555
Receivable for investments sold	329,997
Unrealized appreciation on forward currency contracts (Note 2)	220,177
Prepaid expenses and other assets	25,267
Total Assets	222,558,599
Liabilities
Advisory fee payable (Note 3)	249,408
Administrative services fee payable (Note 3)	15,225
Payable upon return of securities loaned (Note 2)	22,002,296
Payable for investments purchased	3,027,750
Unrealized depreciation on forward currency contracts (Note 2)	44,851
Directors' fee payable	41,550
Accrued expenses	11,522
Total Liabilities	25,392,602
Net Assets
Applicable to 52,219,224 shares outstanding	$197,165,997
Net Assets
Capital stock, $.001 par value (Note 6)	52,219
Paid-in capital (Note 6)	246,947,269
Accumulated net investment loss	(1,201,615)
Accumulated net realized loss on investments and foreign currency transactions	(46,556,420)
Net unrealized depreciation from investments and foreign currency translations	(2,075,456)
Net Assets	$197,165,997
Net Asset Value Per Share ($197,165,997 / 52,219,224)	$3.78
Market Price Per Share	$3.81

1  Including $21,611,589 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2013 (unaudited)

Investment Income (Note 2)
Interest	$8,072,984
Dividends	1,223
Securities lending	37,212
Total investment income	8,111,419
Expenses
Investment advisory fees (Note 3)	487,976
Administrative services fees (Note 3)	29,769
Directors' fees	60,517
Printing fees (Note 3)	38,024
Legal fees	25,331
Transfer agent fees	25,306
Audit and tax fees	25,229
Stock exchange listing fees	10,399
Custodian fees	9,079
Insurance expense	3,614
Commitment fees (Note 4)	329
Miscellaneous expense	16,147
Total expenses	731,720
Net investment income	7,379,699
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	1,806,384
Net realized gain from foreign currency transactions	71,764
Net change in unrealized appreciation (depreciation) from investments	(3,283,714)
Net change in unrealized appreciation (depreciation) from foreign currency translations	224,145
Net realized and unrealized loss from investments and foreign currency related items	(1,181,421)
Net increase in net assets resulting from operations	$6,198,278

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
From Operations
Net investment income	$7,379,699	$15,805,731
Net realized gain from investments and foreign currency transactions	1,878,148	3,417,267
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(3,059,569)	6,997,579
Net increase in net assets resulting from operations	6,198,278	26,220,577
From Dividends
Dividends from net investment income	(7,989,031)	(15,928,602)
From Capital Share Transactions (Note 6)
Issuance of 0 shares and 14,744 shares through the directors compensation plan (Note 3)	—	55,281
Net proceeds from at-the-market offerings	8,135,803	—
Reinvestment of dividends	148,433	314,200
Net increase in net assets from capital share transactions	8,284,236	369,481
Net increase in net assets	6,493,483	10,661,456
Net Assets
Beginning of period	190,672,514	180,011,058
End of period	$197,165,997	$190,672,514
Accumulated net investment loss	$(1,201,615)	$(592,283)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

For the Six Months Ended June 30, 2013
(unaudited)
Per share operating performance
Net asset value, beginning of period	$3.80
INVESTMENT OPERATIONS
Net investment income	0.14
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	(0.01)
Total from investment activities	0.13
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.16)
Return of capital	—
Total dividends and distributions	(0.16)
CAPITAL SHARE TRANSACTIONS
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.01
Net asset value, end of period	$3.78
Per share market value, end of period	$3.81
TOTAL INVESTMENT RETURN[2]
Net asset value	3.53%
Market value	(1.61)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$197,166
Ratio of expenses to average net assets	0.75%[3]
Ratio of net investment income to average net assets	7.54%[3]
Portfolio turnover rate	36.0%

1  This amount represents less than $(0.01) per share.

2  Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

	For the Year Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Per share operating performance
Net asset value, beginning of period	$3.60	$3.70	$3.56	$2.52	$4.06	$4.34	$4.24	$4.56	$4.41	$3.91
INVESTMENT OPERATIONS
Net investment income	0.32	0.30	0.32	0.31	0.35	0.36	0.36	0.36	0.35	0.37
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	0.20	(0.11)	0.17	1.07	(1.46)	(0.31)	0.14	(0.28)	0.22	0.58
Total from investment activities	0.52	0.19	0.49	1.38	(1.11)	0.05	0.50	0.08	0.57	0.95
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.32)	(0.29)	(0.35)	(0.30)	(0.43)	(0.33)	(0.40)	(0.40)	(0.40)	(0.43)
Return of capital	—	—	—	(0.04)	—	—	—	(0.00)[1]	(0.02)	(0.02)
Total dividends and distributions	(0.32)	(0.29)	(0.35)	(0.34)	(0.43)	(0.33)	(0.40)	(0.40)	(0.42)	(0.45)
CAPITAL SHARE TRANSACTIONS
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	—	—	—	—	—	—	—	—	—	—
Net asset value, end of period	$3.80	$3.60	$3.70	$3.56	$2.52	$4.06	$4.34	$4.24	$4.56	$4.41
Per share market value, end of period	$4.03	$3.65	$3.56	$3.36	$2.30	$3.58	$4.38	$3.67	$4.45	$4.50
TOTAL INVESTMENT RETURN[2]
Net asset value	14.95%	5.35%	14.71%	58.07%	(27.78)%	1.59%	12.73%	1.74%	13.55%	24.59%
Market value	20.24%	11.02%	16.94%	63.46%	(25.25)%	(11.32)%	31.44%	(9.76)%	8.60%	28.11%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$190,673	$180,011	$184,943	$177,654	$125,688	$202,914	$216,318	$211,536	$227,374	$219,864
Ratio of expenses to average net assets	0.75%	0.73%	0.76%	0.73%	0.73%	0.78%	0.74%	0.82%	0.78%	0.78%
Ratio of net investment income to average net assets	8.49%	8.09%	8.76%	10.14%	9.96%	8.75%	8.32%	8.20%	8.08%	8.83%
Portfolio turnover rate	67.0%	57.0%	86.0%	54.0%	32.1%	49.7%	58.0%	61.5%	57.8%	77.8%

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

June 30, 2013 (unaudited)

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment's fair value. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund's Board of Directors. At June 30, 2013, the Fund held 0.05% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $1,938,240 and fair value of $194,085. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Accounting principles generally accepted in the United States of America ("GAAP") establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$160,513,555	$3,717	$160,517,272
Asset Backed Securities	—	18,789,593	—	18,789,593
Bank Loans	—	14,044,175	—	14,044,175
Common Stocks	211,789	29,453	190,368	431,610
Preferred Stock	—	—	—	—
Warrants	16,416	—	—	16,416
Short-Term Investments	22,002,296	2,733,000	—	24,735,296
Other Financial Instruments*
Forward Foreign Currency Contracts	—	175,326	—	175,326
	$22,230,501	$196,285,102	$194,085	$218,709,688

*  Other financial instruments include forward foreign currency contracts.

The following is a reconciliation of investments as of June 30, 2013 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Common Stocks	Preferred Stock	Warrants	Total
Balance as of December 31, 2012	$130	$108,720	$0	$0	$108,850
Accrued discounts/premiums	845	—	—	—	845
Purchases	3,898	—	—	—	3,898
Sales	(735,212)	—	—	—	(735,212)
Realized Gain/(Loss)	(32,311)	—	—	—	(32,311)
Change in Unrealized Appreciation/(Depreciation)	122,329	81,648	—	—	203,977
Transfers Into Level 3	644,038	—	—	—	644,038
Transfers Out of Level 3	—	—	—	—	—
Balance as of June 30, 2013	$3,717	$190,368	$0	$0	$194,085
Net change in unrealized Appreciation/(Depreciation) from investments still held as of June 30, 2013	$—	$190,368	$0	$0	$194,085

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended June 30, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. For the six months ended June 30, 2013, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of June 30, 2013

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$220,177	Unrealized depreciation on forward currency contracts	$44,851

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ (Depreciation)
Currency Contracts	Net realized gain from forward currency contracts	$145,239	Net change in unrealized appreciation (depreciation) from forward currency contracts	$228,181

The notional amount of forward foreign currency contracts at period ended are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 4.66% of net assets of the Fund.

The following table presents by counterparty, the Fund's derivative assets net of related collateral held by the Fund at June 30, 2013:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Received(b)	Net Amount of Derivative Assets
Morgan Stanley	$220,177	$(44,851)	$—	$175,326

The following table presents by counterparty, the Fund's derivative liabilities net of related collateral pledged by the Fund at June 30, 2013:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$44,851	$(44,851)	$—	$—

(a)  Forward foreign currency exchange contracts are netted.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparties	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
EUR	1,800,000	USD	2,378,763	07/15/13	Morgan Stanley	$2,378,763	$2,339,849	$(38,914)
GBP	650,000	USD	991,705	07/15/13	Morgan Stanley	991,705	985,768	(5,937)
USD	1,608,421	EUR	1,200,000	07/15/13	Morgan Stanley	(1,608,421)	(1,559,899)	48,522
USD	8,580,000	EUR	6,500,000	07/15/13	Morgan Stanley	(8,580,000)	(8,449,456)	130,544
USD	391,965	EUR	300,000	07/15/13	Morgan Stanley	(391,965)	(389,975)	1,990
USD	2,302,950	GBP	1,500,000	07/15/13	Morgan Stanley	(2,302,950)	(2,274,849)	28,101
USD	465,990	GBP	300,000	07/15/13	Morgan Stanley	(465,990)	(454,970)	11,020
								$175,326

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of June 30, 2013, the Fund had investment securities on loan with a fair value of $21,611,589 and a related liability of $22,002,296 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The carrying value of the collateral for securities loaned approximates fair value which would have been considered level 2 under the fair value hierarchy if the collateral for securities loaned were carried at fair value.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended June 30, 2013, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $48,493, of which $4,668 was rebated to borrowers (brokers). The Fund retained $37,212 in income from the cash collateral investment, and SSB, as lending agent, was paid $6,613. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the six months ended June 30, 2013, investment advisory fees earned were $487,976.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended June 30, 2013, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $29,769.

The Independent Directors have the option to elect 50% or 100% of their annual retainer in shares of the Fund. During the six months ended June 30, 2013, no shares were issued through the Directors's compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2013, Merrill was paid $13,905 for its services by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $20 million for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Federal Funds rate or the Overnight LIBOR rate plus a spread. At June 30, 2013, and during the six months ended June 30, 2013, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) were $79,519,533 and $67,938,904, respectively.

At June 30, 2013, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$220,784,519
Unrealized appreciation	$7,698,869
Unrealized depreciation	(9,949,026)
Net unrealized appreciation (depreciation)	$(2,250,157)

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Shares issued through the Directors compensation plan	—	14,744
Shares issued through at-the-market offerings	2,034,748	—
Shares issued through reinvestment of dividends	38,117	84,475
Net increase	2,072,865	99,219

Note 7. Shelf Offering

On January 22, 2013, the Fund's "shelf" registration was declared effective by the SEC. The shelf registration statement enables the Fund to issue up to $40 million in shares of common stock through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund's prospectus included in the shelf registration statement. On February 1, 2013, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund's shares of common stock. Any proceeds raised through such offering will be used for investment purposes. As of June 30, 2013, the Fund had offered and sold 2,034,748 shares of common stock in at-the-market offerings, resulting in proceeds (net of all fees, commissions and offering costs) of $8,300,803.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Asset Management Income Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

On May 9, 2013, the Annual Meeting of shareholders of the Fund was held.

Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal 1 relating to the election of three Directors, the following number of Shares were voted for Messrs. Arzac and Popp and Ms. Bovarnick:

Nominee	"For" Nominee	Withheld
Enrique R. Arzac	27,494,384	2,043,873
Terry F. Bovarnick	27,684,838	1,853,419
John G. Popp	27,649,065	1,889,192

Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal 2 relating to the approval of the amendment or elimination of certain of the Fund's fundamental investment restrictions, the number of shares set below were voted with respect to each of the following proposals:

2-A. To amend the fundamental investment restriction regarding diversification.

	Shares	% of total shares outstanding	% of total shares voted
For	20,857,167	40.88%	70.61%
Against	2,976,987	5.83%	10.08%
Abstain	1,060,942	2.08%	3.59%
Broker Non-votes	4,643,162	9.10%	9.10%

2-B. To amend the fundamental investment restriction regarding borrowing.

	Shares	% of total shares outstanding	% of total shares voted
For	20,114,456	39.42%	68.10%
Against	3,668,402	7.19%	12,42%
Abstain	1,112,236	2.18%	3.77%
Broker Non-votes	4,643,162	9.10%	9.10%

2-C. To amend the fundamental investment restriction regarding investing in commodities.

	Shares	% of total shares outstanding	% of total shares voted
For	20,200,171	39.59%	68.39%
Against	3,618,893	7.09%	12.25%
Abstain	1,076,030	2.11%	3.64%
Broker Non-votes	4,643,162	9.10%	9.10%

2-D. To amend the fundamental investment restriction regarding lending.

	Shares	% of total shares outstanding	% of total shares voted
For	20,221,186	39.63%	68.46%
Against	3,557,483	6.97%	12.04%
Abstain	1,116,425	2.19%	3.78%
Broker Non-votes	4,643,162	9.10%	9.10%

Credit Suisse Asset Management Income Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited) (continued)

2-E. To amend the fundamental investment restriction regarding investing in real estate.

	Shares	% of total shares outstanding	% of total shares voted
For	20,775,391	40.72%	70.33%
Against	3,046,698	5.97%	10.31%
Abstain	1,073,006	2.10%	3.63%
Broker Non-votes	4,643,162	9.10%	9.10%

2-F. To amend the fundamental investment restriction regarding concentration.

	Shares	% of total shares outstanding	% of total shares voted
For	20,223,512	39.64%	68.47%
Against	3,527,346	6.91%	11.94%
Abstain	1,144,237	2.24%	3.87%
Broker Non-votes	4,643,162	9.10%	9.10%

2-G. To amend the fundamental investment restriction regarding the issuance of senior securities.

	Shares	% of total shares outstanding	% of total shares voted
For	20,288,414	39.76%	68.69%
Against	3,422,794	6.71%	11.59%
Abstain	1,183,884	2.32%	4.01%
Broker Non-votes	4,643,162	9.10%	9.10%

2-H. To eliminate the fundamental investment restriction regarding investing in other investment companies.

	Shares	% of total shares outstanding	% of total shares voted
For	20,385,865	39.96%	69.02%
Against	3,394,231	6.65%	11.49%
Abstain	1,114,998	2.19%	3.77%
Broker Non-votes	4,643,162	9.10%	9.10%

2-I. To eliminate the fundamental investment restriction regarding purchasing securities on margin.

	Shares	% of total shares outstanding	% of total shares voted
For	19,862,539	38.93%	67.24%
Against	3,936,991	7.72%	13.33%
Abstain	1,095,563	2.15%	3.71%
Broker Non-votes	4,643,162	9.10%	9.10%

Credit Suisse Asset Management Income Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited) (continued)

2-J. To eliminate the fundamental investment restriction regarding short sales.

	Shares	% of total shares outstanding	% of total shares voted
For	20,154,522	39.50%	68.23%
Against	3,609,996	7.08%	12.22%
Abstain	1,130,574	2.22%	3.83%
Broker Non-votes	4,643,162	9.10%	9.10%

2-K. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control over management of a company.

	Shares	% of total shares outstanding	% of total shares voted
For	20,559,756	40.30%	69.60%
Against	3,133,025	6.14%	10.61%
Abstain	1,202,313	2.36%	4.07%
Broker Non-votes	4,643,162	9.10%	9.10%

2-L. To eliminate the fundamental investment restriction regarding investing in restricted securities.

	Shares	% of total shares outstanding	% of total shares voted
For	20,011,656	39.22%	67.75%
Against	3,695,228	7.24%	12.51%
Abstain	1,188,208	2.33%	4.02%
Broker Non-votes	4,643,162	9.10%	9.10%

2-M. To eliminate the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration development programs.

	Shares	% of total shares outstanding	% of total shares voted
For	20,834,022	40.83%	70.53%
Against	2,945,770	5.77%	9.97%
Abstain	1,115,305	2.19%	3.78%
Broker Non-votes	4,643,162	9.10%	9.10%

2-N. To eliminate the fundamental investment restriction regarding investing in securities denominated in a foreign currency.

	Shares	% of total shares outstanding	% of total shares voted
For	20,828,714	40.82%	70.51%
Against	2,892,262	5.67%	9.79%
Abstain	1,174,118	2.30%	3.97%
Broker Non-votes	4,643,162	9.10%	9.10%

Credit Suisse Asset Management Income Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited) (continued)

2-O. To eliminate the fundamental investment restriction regarding investing in non-dividend paying equity securities.

	Shares	% of total shares outstanding	% of total shares voted
For	19,954,158	39.11%	67.55%
Against	3,807,904	7.46%	12.89%
Abstain	1,133,030	2.22%	3.84%
Broker Non-votes	4,643,162	9.10%	9.10%

Credit Suisse Asset Management Income Fund, Inc.

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

• Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

• Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

• We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

• We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

• In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse Asset Management Income Fund, Inc.

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

• To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 6, 2013.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us/funds

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)
Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse Asset Management Income Fund, Inc.
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-SAR-0613

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 25, 2013.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Not applicable.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	September 4, 2013

/s/Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	September 4, 2013